Ambiq Reports First Quarter 2026 Financial Results

First quarter net sales exceeded guidance, increasing 59.3% year-over-year on expanding demand for edge AI

GAAP gross margin was 43.5%; non-GAAP gross margin was 46.2%, reflecting improved manufacturing efficiencies

Expect strong second quarter net sales of $31.0 million to $32.0 million, driven by continued edge AI demand momentum and strong execution

AUSTIN, Texas, May 12, 2026 — Ambiq Micro, Inc. (“Ambiq”) (NYSE: AMBQ), a technology leader in ultra-low-power semiconductor solutions for edge AI, today announced financial results for the first quarter 2026.

First Quarter 2026 Highlights

•
Exceptional start to 2026 with accelerating demand momentum: Delivered strong first quarter net sales, increasing year-over-year and sequentially. This reflects strong demand for edge AI solutions, expanding customer adoption of Ambiq products and upgrades to higher-value Apollo platforms, with more than 80% of units shipped running AI algorithms.
•
Manufacturing efficiency supports profitability: Gross margin performance reflects optimized production processes, helping to offset industry-wide cost pressures.
•
Expanded customer and end market diversification: In first quarter 2026, the Company's top three customers accounted for approximately 71% of net sales, compared to 86% in first quarter 2025. For the full year, net sales outside of personal devices is expected to double in 2026 compared to 2025.
•
Continued recognition as edge AI innovator: Won the 2026 Embedded World Award in the Best Tools category for heliaAOT™, its ahead-of-time AI compiler, marking the third consecutive year of recognition and reinforcing Ambiq’s leadership in ultra-low-power edge AI solutions.
•
Breakthrough in ultra-low-power semiconductor platform development: Revealed its 12nm SPOT® platform powering the upcoming Atomiq® SoC, enabling operation down to 300mV, the lowest voltage in Company history, and advancing energy-efficient performance for next-generation edge AI devices.
•
Expansion of global R&D footprint to accelerate edge AI innovation: Announced a multi-year Singapore-based R&D program, supported by the Economic Development Board, to advance next-generation edge AI technologies and expand development and licensing of its SPOT® platform.

Management Commentary

“We have started 2026 with exceptional momentum, delivering strong results driven by accelerating demand for edge AI capabilities and strong execution. Our differentiated, ultra-low power SPOT platform positions us as the partner of choice for enabling on-device intelligence as we expand our presence across a broader range of form factors, use cases, customers and end markets,” said Fumihide Esaka, CEO of Ambiq. “With established technology leadership, positive demand trends, and a robust product roadmap, we remain confident in our ability to drive durable top-line growth and margin expansion in the years ahead.”

Summary of First Quarter 2026 Results

GAAP (Unaudited; $ in thousands)	Three months ended March 31,	Three months ended December 31,	Three months ended March 31,	Quarter over quarter change	Year over year change
	2026	2025	2025
Net sales	$25,060	$20,744	$15,732	20.8%	59.3%
Gross profit	$10,891	$8,859	$8,389	22.9%	29.8%
Gross margin	43.5%	42.7%	53.3%	0.8 pts	-9.8 pts
Operating expense	$22,580	$20,821	$17,130	8.4%	31.8%
Net loss	$(10,171)	$(10,679)	$(8,284)	$508	$(1,887)

NON-GAAP FINANCIAL MEASURES* (Unaudited; $ in thousands)	Three months ended March 31,	Three months ended December 31,	Three months ended March 31,	Quarter over quarter change	Year over year change
	2026	2025	2025
Non-GAAP Gross profit	$11,577	$9,436	$7,412	22.7%	56.2%
Non-GAAP Gross margin	46.2%	45.5%	47.1%	0.7 pts	-0.9 pts
Non-GAAP Operating expense	$18,144	$16,599	$13,148	9.3%	38.0%
Non-GAAP Net loss	$(5,046)	$(5,861)	$(5,217)	$815	$171

*Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expense and non-GAAP net loss are non-GAAP financial measures. See "Non-GAAP Financial Measures" below for definitions of each of these measures, and the tables accompanying this press release for reconciliations of these measures to their most comparable GAAP measure.

Second Quarter Business Outlook1

Ambiq’s current expectations for the quarter ending June 30, 2026, include the following:

•
Net sales within a range of $31.0 million to $32.0 million
•
Non-GAAP gross margin between 45.0% and 46.0%
•
Non-GAAP operating expense of $21.0 million to $22.0 million
•
Non-GAAP net loss per share within a range of ($0.29) to ($0.23) based on a weighted average share count of 21.38 million shares outstanding

1Ambiq's financial outlook is based on assumptions that it believes to be reasonable as of the date of this release, but may be materially affected by many factors, as discussed below in "Forward-Looking Statements." Actual results may vary from the guidance and the variations may be material. We undertake no intent or obligation to publicly update or revise this outlook, whether as a result of new information, future events or otherwise, except as required by law. The Company is unable to include a reconciliation of forward-looking non-GAAP net loss per share, non-GAAP gross margin and non-GAAP operating expense to the most directly comparable GAAP measure without unreasonable effort due to the high variability with respect to the impact of items such as depreciation and amortization and, stock-based compensation expense and other items that are excluded from these non-GAAP measures.

Conference Call

Ambiq will host a conference call for analysts and investors today at 8:30 a.m. Eastern Time. Interested participants can access the call by dialing 1-833-461-5787 and providing conference ID 507165301. International callers may join the call by dialing +1-585-542-9983, using the same code. The call will also be available as a live and archived webcast on the Events & Presentations section of Ambiq's Investor Relations website.

About Ambiq Micro

Headquartered in Austin, Texas, Ambiq's mission is to enable intelligence (artificial intelligence (AI) and beyond) everywhere by delivering the lowest power semiconductor solutions. Ambiq enables its customers to deliver AI compute at the edge where power consumption challenges are the most severe. Ambiq's technology innovations, built on the patented and proprietary subthreshold power optimized technology (SPOT®), fundamentally deliver a multi-fold improvement in power consumption over traditional semiconductor designs. Ambiq has powered over 300 million devices to date. For more information, visit www.ambiq.com.

Non-GAAP Financial Measures

Ambiq supplements its reporting of financial information determined under generally accepted accounting principles in the United States of America (GAAP), including the use of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP R&D expenses, non-GAAP SG&A expenses and non-GAAP net loss. These non-GAAP financial measures help management make strategic decisions, establish budgets and operational goals for managing the business, analyzing financial results, and evaluating business performance. Ambiq defines non-GAAP gross profit as gross profit adjusted to exclude expenses not directly attributable to gross profit, such as depreciation and amortization, stock-based compensation and gain on nonmonetary transaction. Ambiq defines non-GAAP gross margin as non-GAAP gross profit as a percentage of net sales. Ambiq defines non-GAAP operating expenses, non-GAAP R&D expenses and non-GAAP SG&A expenses as operating expenses, R&D expenses and SG&A expenses, as applicable, adjusted to exclude expenses not directly attributable to operating expenses, R&D expenses and SG&A expenses, as applicable, such as depreciation and amortization, stock-based compensation, severance costs, IPO-related bonus and IPO and other transaction costs, as applicable. Ambiq defines non-GAAP net loss as net loss adjusted to exclude expenses not directly attributable to the performance of operations, such as income taxes, depreciation and amortization, stock-based compensation, gain on nonmonetary transaction, severance costs, IPO-related bonus, IPO and other transaction costs and warrant valuation.

Ambiq believes these non-GAAP financial measures provide additional tools for investors to use in comparing core business and results of operations over multiple periods with other companies in the industry, many of which present similar non-GAAP financial measures. However, Ambiq's presentation of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP R&D expenses, non-GAAP SG&A expenses, and non-GAAP net loss may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. These non-GAAP measures have limitations, and should not be considered as the sole measures of our performance and should not be considered in isolation from, or as a substitute for, the most comparable measure calculated in accordance with GAAP.

Forward-Looking Statements

The statements contained in this press release that are not historical facts are forward-looking statements. You can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "should," "seeks," "intends," "plans," "estimates," or "anticipates," or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements may be included throughout this press release, and include, but are not limited to, statements relating to Ambiq's expectations around its strategic initiatives, growth trajectory and expected second quarter business and full year outlook. By their nature, forward-looking statements are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify including those described in the section titled "Risk Factors" in Ambiq's Annual Report on 10-K for the year ended December 31, 2025, as well as in other filings Ambiq may make with the SEC in the future. Ambiq's expectations, beliefs and projections are expressed in good faith and Ambiq believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Any forward-looking statement in this press release speaks only as of the date of this release. Ambiq undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

AMBIQ MICRO, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share amounts)

	March 31,	December 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$204,535	$140,275
Accounts receivable, net	10,975	7,286
Inventories	23,463	16,937
Prepaid expenses and other current assets	2,688	3,421
Total current assets	$241,661	$167,919
Property, equipment and software, net of accumulated depreciation and amortization of $15,051 and $14,632, respectively	4,322	4,137
Right-of-use assets, net	1,682	638
Intangible assets, net of accumulated amortization of $12,090 and $10,752, respectively	11,465	11,593
Other assets	391	393
Total assets	$259,521	$184,680
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,285	$8,577
Accrued and other current liabilities	11,380	10,201
Short-term lease liabilities	982	400
Total current liabilities	$20,647	$19,178
Long-term lease liabilities	1,161	278
Other long-term liabilities	2,554	2,765
Total liabilities	$24,362	$22,221
Commitments and contingencies (Note 6)
Stockholders’ equity:
Common stock, $0.000001 par value; 500,000,000 shares authorized; 21,359,204 shares and 18,316,928 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively	—	—
Additional paid-in-capital	602,416	519,610
Accumulated deficit	(366,882)	(356,711)
Accumulated other comprehensive loss	(375)	(440)
Total stockholders’ equity	235,159	162,459
Total liabilities and stockholders’ equity	$259,521	$184,680

AMBIQ MICRO, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited and in thousands, except share and per share amounts)

	March 31, 2026	March 31, 2025
Net sales	$25,060	$15,732
Cost of sales	14,169	7,343
Gross profit	10,891	8,389
Operating expenses:
Research and development	12,832	8,687
Selling, general, and administrative	9,748	8,443
Total operating expenses	22,580	17,130
Loss from operations	(11,689)	(8,741)
Other income, net	1,521	461
Loss before income taxes	(10,168)	(8,280)
Provision for income taxes	3	4
Net loss	$(10,171)	$(8,284)
Net loss per share, basic and diluted	$(0.50)	$(18.96)
Weighted-average shares used in computing net loss per share, basic and diluted	20,396,354	436,890
Comprehensive loss:
Currency translation adjustment	65	(30)
Comprehensive loss	$(10,106)	$(8,314)

AMBIQ MICRO, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited and in thousands)

	For the three months ended March 31,
	2026	2025
Cash flows from operating activities
Net loss	$(10,171)	$(8,284)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,740	1,961
Stock-based compensation	3,362	851
Gain on receipt of nonmonetary tangible assets	—	(1,600)
Change in right-of-use assets	209	242
Change in warrant valuations and cancellations	—	(58)
Changes in operating assets and liabilities
Accounts receivable	(3,644)	6,349
Inventories	(6,526)	(286)
Prepaid expenses and other assets	745	66
Other long-term assets	(3)	—
Accounts payable	2,142	2,255
Accrued and other current liabilities	885	(90)
Other long-term liabilities	88	—
Net cash (used in) provided by operating activities	(11,173)	1,406
Cash flows from investing activities
Purchase of intangible assets	(3,437)	(1,000)
Purchases of property, equipment and software	(584)	(116)
Net cash used in investing activities	(4,021)	(1,116)
Cash flows from financing activities
Proceeds from issuance of common stock in connection with follow-on offering, net of underwriting discounts and commissions	76,832	—
Payment of deferred offering costs	(1,488)	—
Proceeds from exercise of stock options	1,090	148
Proceeds from exercise of warrants	3,010	—
Net cash provided by financing activities	79,444	148
Effect of exchange rate changes on cash and cash equivalents	10	(1)
Net increase in cash and cash equivalents	64,260	437
Cash and cash equivalents at beginning of period	140,275	60,981
Cash and cash equivalents at end of period	$204,535	$61,418
Supplemental disclosure of non-cash investing and financing activities
Intangible assets in accounts payable, accrued and other long-term liabilities	7,536	6,004
Gain on receipt of nonmonetary tangible asset	—	1,600
Right-of-use assets obtained in exchange for new operating lease liabilities	1,237	383

The following table reconcile the most directly comparable GAAP financial measure to each of these non-GAAP financial measures.

Non-GAAP Net Loss:

	Three months ended March 31,		Three months ended December 31,
	2026	2025	2025
	(in thousands)
Net loss	$(10,171)	$(8,284)	$(10,679)
Add:
Income taxes	3	4	19
Depreciation and amortization	1,740	1,961	1,648
Stock-based compensation	3,362	851	3,151
Gain on nonmonetary transaction	—	(1,600)	—
Severance costs	20	—	—
IPO and other transaction costs	—	1,793	—
Warrant valuation	—	58	—
Non-GAAP net loss	$(5,046)	$(5,217)	$(5,861)

Non-GAAP Gross Profit and Non-GAAP Gross Margin:

	Three months ended March 31,		Three months ended December 31,
	2026	2025	2025

Gross profit	$10,891	$8,389	$8,859
Add:
Depreciation and amortization	499	562	475
Stock-based compensation	187	61	102
Gain on nonmonetary transaction	—	(1,600)	—
Non-GAAP gross profit	$11,577	$7,412	$9,436

Non-GAAP Operating Expenses:

	Three months ended March 31,		Three months ended December 31,
	2026	2025	2025
	(in thousands)
Operating expenses	$22,580	$17,130	$20,821
Less:
Depreciation and amortization	1,241	1,399	1,173
Stock-based compensation	3,175	790	3,049
Severance	20	—	—
IPO and other transaction costs	—	1,793	—
Non-GAAP operating expenses	$18,144	$13,148	$16,599

	Three months ended March 31,		Three months ended December 31,
Research and development	2026	2025	2025
	(in thousands)
Operating expenses	$12,832	$8,687	$12,012
Less:
Depreciation and amortization	1,202	1,257	1,136
Stock-based compensation	1,518	389	1,609
Severance	20	—	—
Non-GAAP operating expenses	$10,092	$7,041	$9,268

	Three months ended March 31,		Three months ended December 31,
Selling, general, and administrative	2026	2025	2025
	(in thousands)
Operating expenses	$9,748	$8,443	$8,809
Less:
Depreciation and amortization	39	142	37
Stock-based compensation	1,657	401	1,440
IPO and other transaction costs	—	1,793	—
Non-GAAP operating expenses	$8,052	$6,107	$7,331

Non-GAAP Net Loss per Share:

	Three months ended March 31,
	2026	2025
GAAP net loss	$(10,171)	$(8,284)
Weighted-average shares used in computing GAAP net loss per share	20,396,354	436,890
GAAP net loss per share	$(0.50)	$(18.96)

Non-GAAP net loss	$(5,046)	$(5,217)
Weighted-average shares used in computing non-GAAP net loss per share	20,396,354	436,890
Non-GAAP net loss per share	$(0.25)	$(11.94)

Company Contact
Charlene Wan
VP of Corporate Marketing
cwan@ambiq.com

Investor Relations Contact
Teneo
Christina Coronios
christina.coronios@teneo.com